Exhibit 10.1

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

CANCELLATION AND RELEASE AGREEMENT

RELATING TO

GARDINER HEALTHCARE ACQUISITIONS CORP. AND

GARDINER HEALTHCARE HOLDINGS, LLC

This Cancellation and Release Agreement (this “Agreement”), is entered into as of June 29, 2023 (the “Effective Date”), by and between each of the persons identified on the lender signature pages attached hereto (each a “Lender” and, collectively, the “Lenders”), on the one-hand, and Gardiner Healthcare Holdings, LLC (“Gardiner Sponsor”) and Gardiner Healthcare Acquisitions Corp. (the “SPAC”), as the borrower entities identified on Exhibit A hereto, and on the applicable borrower signature pages attached hereto (each, a “Borrower” and, collectively, the “Borrowers”, and together with the Lenders, the “Parties”).

WHEREAS, under one of more Promissory Note(s) identified on Exhibit A (the “Promissory Note(s)(s)”), each Lender has loans outstanding to one or both of the Borrowers in the principal amount(s) set forth on Exhibit A (the “Loan(s)”);

WHEREAS, Gardiner Founder LLC, a Delaware limited liability company (“Founder”), which is the parent of Gardiner Sponsor, intends to enter into a Class A Unit Purchase Agreement, dated on or about the Effective Date, with each of the Lenders (each in such capacity, a “Purchaser” and, collectively, the “Purchasers”) and the other parties thereto (the “Purchase Agreement”) pursuant to which the Founder will sell and transfer to the Purchasers membership units of Founder; and

WHEREAS, relation to the Purchase Agreement and the contemporaneous amendment and restatement of the Founder’s limited liability operating agreement the Parties are required to cause this Agreement to be executed and delivered;

NOW, THEREFORE, in consideration of the premises set out above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Payment. Each Lender and each Borrower hereby agree that the sum of the aggregate outstanding principal, any accrued interest, and any other fees due to the Lender and all other payment obligations and liabilities under the Promissory Note(s) from the Borrower to the Lender as of the Effective Date is as set forth in Exhibit A.

2.	Cancellation of Loan and Termination of Promissory Note(s). Each Lender and each Borrower hereby agree that the sum of the aggregate outstanding principal, any accrued interest, and any other fees due to the Lender and all other payment obligations and liabilities under the Promissory Note(s) from the Borrower to the Lender as of the Effective Date is the full amount set forth on Exhibit A (the “Cancellation Amount”), it being agreed that no portion of any such Promissory Note has been repaid. The Parties hereby agree that as of the Effective Date the Cancellation Amount shall be cancelled in full without any payment required by the Borrower to the Lender and the Promissory Note(s) shall be automatically terminated and of no further force and effect.

3.	Mutual Release. As of the Effective Date, each Party, on behalf of itself and each of its Related Parties, does hereby unconditionally and irrevocably release, waive and forever discharge the other Parties and each of its Related Parties (collectively, the “Released Parties”), of and from any and all claims, actions, causes of action, suits, debts, liens, contracts, agreements, promises, commitments, demands, charges, damages, awards, assessments, losses, costs, expenses (including attorneys’ fees and costs), and other liabilities and obligations that such Party or any of its Related Parties may now or henceforth have against the Released Parties, of any nature or kind, known or unknown, suspected or unsuspected, from whatever cause, action, omission, or other matter or circumstance, from the beginning of time to and through the Effective Date, solely to the extent arising out of or relating to the Promissory Note(s) or the related loans. A Party’s “Related Parties” means such Party’s past, present and future parents, subsidiaries, affiliates, employees, officers, directors, shareholders, members, agents, representatives, successors, and assigns.

4.	Satisfaction and Accord. It is each Party’s intention that this Agreement shall be effective as a full and final accord and satisfactory release of the Promissory Note(s) and related loan(s), subject to such Purchasers receipt of units of Founder as set forth in the Purchase Agreement. Each Party acknowledges that such Party is aware that such Party may hereafter discover claims or facts in addition or different from those such Party now knows or believes to be true with respect to the matters released herein. Nevertheless, it is the intention of each Party to fully, finally and forever settle and release all such matters, and all claims relative thereto, which do now exist, may exist, or heretofore have existed arising out of or relating to the Promissory Note(s) and related loan(s). In furtherance of such intention, this Agreement shall be and remain in effect as a full and complete general release of all such matters, notwithstanding the discovery or existence of any additional or different claims or facts relative thereto.

5.	Waiver. Each Party acknowledges that the applicable laws of many states provide substantially the following: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” Each Party acknowledges that such provisions are designed to protect a party from waiving claims which it does not know exist or may exist. Nonetheless, each Party agrees that, as of the Effective Date, such Party shall be deemed to waive any such provision.

6.	Administrative Claims; Litigation. Each Party (a) expressly represents, warrants and covenants not to sue the Released Parties to enforce any charge, claim or cause of action released pursuant to this Agreement, (b) participate, assist, or cooperate in any such proceeding, or (c) encourage, assist and/or solicit any third party to institute any such proceeding. This covenant not to bring or maintain any action in law or equity shall be subject to specific enforcement and the Released Parties, or any of them, shall have standing to bring any such action for specific enforcement. This covenant does not apply to any suits or other proceedings to enforce the provisions of this Agreement. In any suit to enforce this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and costs.

7.	COUNSEL.

(a)	EACH PARTY HAS CAREFULLY READ AND FULLY UNDERSTANDS ALL OF THE PROVISIONS AND EFFECT OF THIS AGREEMENT. EACH PARTY HAS FULL AUTHORITY TO ENTER INTO THIS RELEASE AND TO BE BOUND BY IT. EACH PARTY IS VOLUNTARILY ENTERING INTO THIS RELEASE FREE OF ANY DURESS OR COERCION. EACH PARTY HAS HAD THE OPPORTUNITY TO CONSULT LEGAL COUNSEL OF SUCH PARTY’S OWN CHOOSING WITH RESPECT TO THE EXECUTION AND LEGAL EFFECT OF THIS AGREEMENT.

(b)	The SPAC has selected Reed Smith LLP (“SPAC Counsel”) as its legal counsel and has requested the assistance of SPAC Counsel in relation to the preparation of this Agreement and ancillary documents for the purpose of facilitating the recapitalization of the SPAC. The Parties acknowledge and agree that SPAC Counsel does not represent any of the Parties, except SPAC, with respect to this Agreement or the recapitalization of the Company in the absence of a clear and explicit agreement to such effect between a Party, as the case may be, and SPAC Counsel (and then only to the extent specifically set forth in that agreement), and that, in the absence of any such agreement, SPAC Counsel, to the fullest extent permitted by applicable law, shall owe no duties to any Party (except SPAC) with respect to this Agreement, any ancillary documents, or the subject matter hereof and thereof. In furtherance of the foregoing, each Party hereby acknowledges and agrees that SPAC Counsel has helped prepare this Agreement and any ancillary documents only in its capacity as counsel to the SPAC to facilitate a recapitalization of the SPAC through Gardiner Sponsor and Founder. The Parties acknowledge and agree that they have been previously advised as to the scope of SPAC Counsel’s representation and of the fact that SPAC Counsel does not represent any of them (except SPAC) in any capacity in relation to the subject matter of this Agreement or any of the ancillary documents. Each Party acknowledges that SPAC Counsel assisted in the preparation of the limited liability company operating agreement of both Gardiner Sponsor and Founder in relation to the SPAC’s initial public offering of securities. Furthermore, the Parties hereby acknowledge and agree that they have been advised that they are entitled to retain advisors, including legal, tax and financial advisors, in relation to their review and execution of this Agreement and all ancillary documents. The Parties acknowledge and agree that, in the event any dispute or controversy arises between the Parties, on the one hand, and the SPAC (or an Affiliate of the SPAC that SPAC Counsel represents), on the other hand, SPAC Counsel may represent either the SPAC or any Affiliate of the SPAC, or both, in any such dispute or controversy to the extent permitted by the applicable rules of professional conduct in any jurisdiction, and each Party hereby consents to such representation. Each Party further acknowledges and agrees that, whether or not SPAC Counsel has in the past represented such Party with respect to other matters, SPAC Counsel has not represented the interests of any Party, except SPAC, in the preparation and negotiation of this Agreement. SPAC Counsel is an express third party beneficiary of this Section 7(b).

8.	Severability. If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

9.	Governing Law. This Agreement and any certificates delivered pursuant hereto shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof. Each Party hereby agrees and consents to be subject to the exclusive jurisdiction of the United States District Court in Delaware and, in the absence of such federal jurisdiction, the Parties consent to be subject to the exclusive jurisdiction of any Delaware state court located and hereby waive the right to assert the lack of personal or subject matter jurisdiction or improper venue in connection with any such suit, action or other proceeding. In furtherance of the foregoing, each of the Parties (a) waives the defense of inconvenient forum, (b) agrees not to commence any suit, action or other proceeding arising out of this Agreement or any transactions contemplated hereby other than in any such court, and (c) agrees that a final judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit or judgment or in any other manner provided by law. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT SUCH PARTIES MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR ACTION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY CERTIFIES THAT NEITHER THE OTHER PARTY NOR ANY OF ITS REPRESENTATIVES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL. FURTHER, EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTY RELIED ON THIS WAIVER OF RIGHT TO JURY TRIAL AS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT.

10.	Further Assurances and Cooperation. In connection with this Agreement and the transactions contemplated hereby, each Party shall execute and deliver any additional documents and instruments and perform any additional acts as may be necessary or appropriate and reasonably requested by the other Parties to effectuate and perform the provisions of this Agreement and those transactions. Unless otherwise provided, no consent or approval provided for in this Agreement may be unreasonably withheld or delayed.

11.	Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Counterparts may be delivered via facsimile, electronic mail or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, each Party has executed and delivered this Agreement as of the date first above written.

BORROWER:

Gardiner Healthcare Holdings, LLC

By:	/s/ Marc F. Pelletier
Name: Marc F. Pelletier
Title: Managing Member

BORROWER:

Gardiner Healthcare Acquisitions Corp.

By:	/s/ Marc F. Pelletier
Name: Marc F. Pelletier
Title: Chairman & Chief Executive Officer

[Signature Page to Cancellation and Release Agreement]

COUNTERPART SIGNATURE PAGE

TO

CANCELLATION AND RELEASE AGREEMENT

IN WITNESS WHEREOF, the Lender listed below has entered into this Cancellation and Release Agreement as of the Effective Date.

Moss Ridge Pty Ltd
Name of Lender

/s/ Chris Camarsh
Signature of authorized signatory

Chris Camarsh
Name of authorized signatory

CIO
Title of authorized signatory

COUNTERPART SIGNATURE PAGE

TO

CANCELLATION AND RELEASE AGREEMENT

IN WITNESS WHEREOF, the Lender listed below has entered into this Cancellation and Release Agreement as of the Effective Date.

Gardiner Warrant Holdings LLC
Name of Lender

/s/ Marc Pelletier
Signature of authorized signatory

Marc Pelletier
Name of authorized signatory

Managing Member
Title of authorized signatory

COUNTERPART SIGNATURE PAGE

TO

CANCELLATION AND RELEASE AGREEMENT

IN WITNESS WHEREOF, the Lender listed below has entered into this Cancellation and Release Agreement as of the Effective Date.

Seisun Capital PTY LTD
Name of Lender

/s/ Chris Camarsh
Signature of authorized signatory

Chris Camarsh
Name of authorized signatory

CIO
Title of authorized signatory

[Signature Page to Cancellation and Release Agreement]

COUNTERPART SIGNATURE PAGE

TO

CANCELLATION AND RELEASE AGREEMENT

IN WITNESS WHEREOF, the Lender listed below has entered into this Cancellation and Release Agreement as of the Effective Date.

Sera Australia PTY LTD ATF Serani Hybrid Trust
Name of Lender

/s/ Anthony Julian
Signature of authorized signatory

Anthony Julian
Name of authorized signatory

Director
Title of authorized signatory

COUNTERPART SIGNATURE PAGE

TO

CANCELLATION AND RELEASE AGREEMENT

IN WITNESS WHEREOF, the Lender listed below has entered into this Cancellation and Release Agreement as of the Effective Date.

Guy Spriggs Trust 12/16
Name of Lender

/s/ Guy Spriggs
Signature of authorized signatory

Guy Spriggs
Name of authorized signatory

Owner
Title of authorized signatory

COUNTERPART SIGNATURE PAGE

TO

CANCELLATION AND RELEASE AGREEMENT

IN WITNESS WHEREOF, the Lender listed below has entered into this Cancellation and Release Agreement as of the Effective Date.

Virginia (Gerald) Stack
Name of Lender

/s/ Virginia Stack
Signature of Lender

COUNTERPART SIGNATURE PAGE

TO

CANCELLATION AND RELEASE AGREEMENT

IN WITNESS WHEREOF, the Lender listed below has entered into this Cancellation and Release Agreement as of the Effective Date.

Kent Rinker
Name of Lender

/s/ Kent Rinker
Signature of Lender

COUNTERPART SIGNATURE PAGE

TO

CANCELLATION AND RELEASE AGREEMENT

IN WITNESS WHEREOF, the Lender listed below has entered into this Cancellation and Release Agreement as of the Effective Date.

Greg Sukenik
Name of Lender

/s/ Greg Sukenik
Signature of Lender

Exhibit A

List of Lenders, Borrowers, Promissory Notes (including dates and amounts)

Lender	Borrower	Address	Date	Amount
Chris Camarsh, Moss Ridge PTY Ltd.	Gardiner Founder LLC	[***]	1-Jan-20	$300,000
Gardiner Warrant Holdings LLC (CHARDAN)	Gardiner Healthcare Acquisitions Corp.	[***]	24-Mar-23	$14,190.00
Chris Camarsh, Moss Ridge PTY Ltd.	Gardiner Healthcare Acquisitions Corp.	[***]	23-Mar-23	$534,723.45
Anthony Julian, Sera Australia PTY LTD ATF Serani Hybrid Trust	Gardiner Healthcare Acquisitions Corp.	[***]	24-Mar-23	$14,636.00
Chris Camarsh, Moss Ridge PTY LTD	Gardiner Healthcare Acquisitions Corp.	[***]	31-Mar-23	$167,000.00
Chris Camarsh, Moss Ridge PTY LTD	Gardiner Healthcare Acquisitions Corp.	[***]	17-Apr-23	$30,000.00
Chris Camarsh, Seisun Capital PTY LTD	Gardiner Healthcare Acquisitions Corp.	[***]	26-Apr-23	$75,000.00
Guy Spriggs Trust 12/16	Gardiner Healthcare Acquisitions Corp.	[***]	27-Apr-23	$200,000
Virginia Stack (Gerald Stack)	Gardiner Healthcare Acquisitions Corp.	[***]	28-Apr-23	$75,000
Kent Rinker	Gardiner Healthcare Acquisitions Corp.	[***]	22-Feb-23	$50,000
Greg Sukenik	Gardiner Healthcare Acquisitions Corp.	[***]	24-Feb-23	$25,000